UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

FLIR Systems, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on May 13, 2021. At the Special Meeting, the Company’s stockholders voted on three proposals, each of which was described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2021. At the close of business on April 7, 2021, the record date for the Special Meeting, there were 131,425,675 shares of common stock, $0.01 par value per share, of the Company outstanding and entitled to vote. A total of 92,411,831 shares of common stock were voted virtually or by proxy, representing 70.31% of the shares of common stock outstanding and entitled to vote, which constituted a quorum to conduct business at the Special Meeting. The final voting results with respect to each proposal considered and voted upon at the Special Meeting are set forth below.

Proposal 1

To adopt the Agreement and Plan of Merger, dated as of January 4, 2021, by and among Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), Firework Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Teledyne (“Merger Sub I”), Firework Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Teledyne (“Merger Sub II”), and the Company, pursuant to which Merger Sub I will merge with and into the Company (the “First Merger”), and immediately thereafter the Company, as the surviving corporation of the First Merger, will merge with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger and continuing as a wholly owned subsidiary of Teledyne (the “Merger Proposal”):

For	Against	Abstain	Broker Non-Votes
92,068,890	123,032	219,908	0

Proposal 2

To approve, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Mergers:

For	Against	Abstain	Broker Non-Votes
84,991,408	7,022,111	398,311	0

Proposal 3

To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting:

For	Against	Abstain	Broker Non-Votes
85,805,704	5,587,423	1,018,703	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	FLIR SYSTEMS, INC.

	By	/s/ Sonia Galindo
Sonia Galindo Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer